UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2023

CO-DIAGNOSTICS, INC.

(Exact name of small business issuer as specified in its charter)

Utah	1-38148	46-2609363
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109

(Address of principal executive offices)

(801) 438-1036

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CODX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountants.

On March 31, 2023, the Audit Committee of Co-Diagnostics, Inc.’s (the “Company”) Board of Directors approved the engagement of Tanner LLC (“Tanner”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023. Accordingly, Haynie & Company (“Haynie”), the Company’s independent registered public accounting firm prior to the appointment of Tanner, will be dismissed effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 and replaced by Tanner as the Company’s independent registered public accounting firm.

Haynie’s report on the Company’s financial statements as of December 31, 2022 and 2021, and the related notes to the financial statements (collectively, the “financial statements”), did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through March 31, 2023, there were no: (i) disagreements with Haynie on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to Haynie’s satisfaction would have caused Haynie to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Haynie with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Haynie furnish the Company with a letter addressed to the US Securities and Exchange Commission (the “SEC”) stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Haynie is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through March 31, 2023, the Company did not consult Tanner with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Tanner that Tanner concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.:	Description:
16.1	Letter of Haynie & Company Regarding Change in Certifying Accountant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CO-DIAGNOSTICS, INC.

Date: April 5, 2023	By:	/s/ Brian Brown
	Name:	Brian Brown
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)